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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                      Current Report Pursuant to Section 13
                 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 1, 2002



                             AM COMMUNICATIONS, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                        000-09856                      23-1922958
--------                   ---------------------           -------------------
(State or                  (Commission File No.)            (I.R.S. Employer
other juris-                                               Identification No.)
diction of
incorporation
or organization)


                                  1900 AM Drive
                       Quakertown, Pennsylvania 18951-2237
                 ----------------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (215) 538-8700
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Item Two: Acquisition of Assets
          ---------------------

           On July 1, 2002, AM Broadband Services, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Broadband"), completed the acquisition of all of the assets and business of Nex-Link Communication Project Services, LLC, a Florida limited liability company ("Nex-Link"). The transaction was completed as a merger (the "Merger") in which Nex-Link was merged with and into a wholly-owned Delaware corporate subsidiary of Broadband, Nex-Link Acquisition Corp. (the "Acquisition Subsidiary"), which was formed for the sole purpose of completing the Merger. As a result of the completion of the Merger on July 1, 2002, Nex-Link became a wholly-owned corporate subsidiary of Broadband. Simultaneously with the completion of the Merger, the Acquisition Subsidiary changed its name and is currently operating under the name "AM Nex-Link Communications, Inc."

         As a result of the Merger, the four members of Nex-Link (the "Members") received, in the aggregate, the following consideration:

                  (a) $1,000,000.00 in cash, to be paid by the Acquisition Subsidiary to the Members in weekly installments following the closing for the Merger held on July 1, 2002 (the "Closing"), each in an amount equal to that portion of the Acquisition Subsidiary's accounts receivable (the "Nex-Link Receivables") collected during the applicable week, and continuing until the total of such installments equals $1,000,000.00. The Registrant will use funds received as payments on the Nex-Link Receivables to make the aforementioned weekly installment payments to the Members.







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                  (b) $1,000,000.00 in the form of a subordinated promissory note (the "Subsidiary Note") delivered by the Acquisition Subsidiary to the Members at the Closing. The Subsidiary Note bears interest at the rate of five percent (5%) per annum. The outstanding principal balance of the Subsidiary Note, and all interest accrued thereon, is repayable in three (3) equal, consecutive annual payments, payable on the first, second and third anniversaries of the date of the Closing. The Registrant anticipates that internal funds of the Acquisition Subsidiary will be utilized to make all payments due under the Subsidiary Note.

                  (c) 7,000,000 restricted shares of Common Stock of the Registrant, par value $.10 per share, were delivered by Acquisition Subsidiary to the Members at the Closing. These shares had a value of approximately $1,995,000.00 (based on the closing price of the Registrant's common stock on the date of the Closing).

         In connection with the Merger, the Acquisition Subsidiary and the Members agreed to restructure certain indebtedness owed to the members by Nex-Link in the principal amount of $300,000.00. As evidence of such restructuring, the Acquisition Subsidiary executed and delivered to the Members at the Closing a subordinated promissory note (the "Company Note"), in the original principal amount of $300,000.00, which bears interest at the rate of five percent (5%) per annum. The outstanding principal balance of the Company
Note is payable in three (3) equal annual installments in the amount of $100,000.00 each, on the first, second and third anniversaries of the date of the Closing. Accrued interest on the Company Note is payable in quarterly installments, commencing on October 1, 2002.






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         The consideration payable by the Acquisition Subsidiary to the Members, as evidenced by the Subsidiary Note, and any amounts due under the Company Note, will be reduced on a dollar-for-dollar basis if and to the extent that the aggregate Net Book Value of Nex-Link (defined as the book value of Nex-Link's assets minus the book value of Nex-Link's liabilities), as of the Closing, is less than $200,000.00. The Aggregate Net Book Value of Nex-Link as of the
Closing shall be determined by Broadband within sixty (60) days of the Closing pursuant to the procedures set forth in the Agreement and Plan of Merger entered into between Broadband, Acquisition Subsidiary, Nex-Link and the Members dated as of June 3, 2002 (the "Merger Agreement").

         The consideration payable by Acquisition Subsidiary to the Members, as evidenced by the Subsidiary Note, and any amounts due under the Company Note, will be further reduced on a dollar-for-dollar basis if and to the extent that any of Nex-Link's account receivables outstanding as of the date of the Closing remains outstanding and uncollected on the one hundred twentieth (120th) day following the date of the Closing.

         Simultaneously with the Closing, the Registrant executed an amendment to its existing loan documents with Comerica Bank - California
(successor-in-interest to Progress Bank) (the "Bank"). Pursuant to the terms of such amendment, the Registrant's existing credit facility was changed as follows:

         1. AMC Services, Inc., a Delaware corporation and a wholly-owned subsidiary of Broadband ("Services"), was added as a co-borrower with the Registrant, Broadband and SRS Communications Corporation (collectively, with Services, the "Borrowers").





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         2. The maximum availability to the Borrowers under the line of credit facility extended by the Bank was increased to equal the lesser of (a) $4,000,000.00, and (b) an amount equal to (i) eighty percent (80%) of the Borrowers' qualified accounts receivable minus (ii) fifty percent (50%) of the then outstanding principal amount of the term loan extended by the Bank to the Borrowers at the initial closing for such term loan.

         3. Broadband pledged all of the outstanding shares of the capital stock of Services to the Bank as security for all amounts owed by the Borrowers to the Bank.

         4. Services granted a security interest to the Bank in all of its assets as security for all amounts owed by the Borrowers to the Bank, in addition to the security interests already granted by the other Borrowers to the Bank in all of their respective assets.

         All amounts payable to the Members pursuant to the Subsidiary Note and/or the Company Note are subordinated to the payment in full of all amounts owed by the Borrowers to the Bank.

         The amount and nature of the consideration to be paid by the Acquisition Subsidiary to the Members in connection with the Merger was arrived at by negotiation between the parties.

         The Members have no material relationship with the Registrant or any of its affiliates, directors or officers, or any associate of any director or officer of the Registrant, except that, under the terms of the Merger Agreement, two of the Members, Steven Nickel and Scott Lochhead, will serve as employees of the Registrant and Broadband, respectively.





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Item Seven: Financial Statements and Exhibits.
            ---------------------------------

         (a) Financial Statements. The financial statements required to be filed pursuant to this subsection will be supplied when available, but not later than sixty (60) days from the date of this filing.

         (b) Pro Forma Financial Statements. The pro forma financial statements required to be filed pursuant to this subsection will be supplied when available, but not later than sixty (60) days from the date of this filing.

        (c)  Exhibits.
             --------

                  Exhibit 2 - Agreement and Plan of Merger (complete copies of the various Annexes, Exhibits and Schedules to the Agreement and Plan of Merger are not being filed herewith. A brief summary of each such omitted document is attached to the Agreement and Plan of Merger. The Registrant hereby agrees to furnish the United States Securities and Exchange Commission, upon request, with a complete copy of each such omitted document.)

                  Exhibit 4 - Registration Rights Agreement between the Registrant and the Members.

                  Exhibit 99 - Press release, dated July 3, 2002, regarding the completion of the Merger.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  AM COMMUNICATIONS, INC.


Dated:  July 15, 2002                             By: /s/ Javad K. Hassan
                                                      --------------------------
                                                      Javad K. Hassan, President



















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                                    EXHIBIT 2

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


See attached.































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                                    EXHIBIT 4

                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------


See attached.



























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                                   EXHIBIT 99

                                  PRESS RELEASE
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See attached.



























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